PERSPECTIVE II (06/19) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA775NY) Home Office: Purchase, NY 10577 Jackson National Life Insurance Company www.jackson.com of New York First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-599-5651 Fax: 888-576-8383 Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson of NY pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT Type of Ownership: CLEARLY Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Good Order Checklist for Social Security Number or Tax ID Number Phone Number (include area code) additional requirements. Country of Residence If U.S. U.S. Citizen Yes No Sex Male Female citizenship is not selected, Date of Birth (mm/dd/yyyy) Email Address (print clearly) and a Social Security Number with a U.S. address is First Name Middle Name Last Name listed, along with the absence of any other foreign Non-Natural Owner/Entity Name (if applicable) indicator, Jackson National Life Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Insurance Company of New York (Jackson of NY) Physical Address City State ZIP will assume an active U.S. citizenship status. Mailing Address Line 1 Mailing Address Line 2 Mailing Address City State ZIP NVDA 775 04/19 Page 1 of 13 NV775 06/19

LONG-TERM SMART Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint/Contingent Annuitant Complete this section if Social Security Number Joint Annuitant Not Applicable Date of Birth (mm/dd/yyyy) different than Joint Owner. If Contingent Annuitant Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Contingent Relationship to Primary Annuitant Phone Number (include area code) Annuitant must be Annuitant's spouse. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Available only on a Qualified plan custodial account when Physical Address City State ZIP electing a Joint GMWB. NVDA 775 04/19 Page 2 of 13 NV775 06/19

LONG-TERM SMART Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Benefit Percentage of Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Death Benefit be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form N3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP NVDA 775 04/19 Page 3 of 13 NV775 06/19

LONG-TERM SMART

Annuity Type

- The Variable Annuity Automatic Withdrawal Request form (NV4370) may be required if a Stretch Annuity Type is elected.

☐ Non-Tax Qualified ☐ IRA - Traditional* ☐ Roth IRA* ☐ SEP ☐ 403(b) TSA

☐ Stretch IRA ☐ Non-Qualified Stretch ☐ Roth Conversion Other: ________

*Tax Contribution Year(s) and Amounts:

Year: ________ $ ________ Year: ________ $ ________

Premium Payment

! External Transfers: The Request for Transfer or Exchange of Assets form (N3783) must be submitted if Jackson of NY is to request the release of funds.

- For more than two account transfers, please provide account information on the Letter of Instruction form (N4250) and submit with application.

Select method of payment and note approximate amount:

Check Attached $ ________ Check In Transit $ ________ Wire $ ________

Anticipated total amount from internal transfer(s) $ ________

Anticipated total amount from external transfer(s) **to be requested by Jackson of NY** $ ________

Anticipated total amount from external transfer(s) **to be requested by Advisor or Owner (Jackson of NY will NOT request funds)** $ ________

If Jackson of NY is NOT requesting funds, please provide the following information:

Company releasing funds	Account number	Maturity date	Transfer type	Anticipated transfer amount
			☐ Full ☐ Partial	$
			☐ Full ☐ Partial	$

Statement Regarding Replacement of Existing Policies or Annuity Contracts

! It is required for Good Order that this entire section be completed.

- If replacing, please provide the Jackson of NY pre-assigned Contract number.

Do you intend to replace an existing life insurance policy or annuity contract? ☐ **No** ☐ **Yes**

Jackson of NY pre-assigned Contract number: ________

Please complete all necessary forms as required by New York Regulation 60.

Annuitization/Income Date

Specify Income Date (mm/dd/yyyy) ________

If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract.

NVDA 775 04/19 Page 4 of 13 **NV775 06/19**

LONG-TERM SMART

Systematic Investment (periodic premium reallocation programs)

- Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section can participate in Automatic Rebalancing.
- Other Systematic Investment Options may be available. Please see Systematic Investment form (NV2375).

Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 11.

Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing.

I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established.

Frequency: ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

Start Date (mm/dd/yyyy): ____________ **OR** ☐ Immediately after issue.

Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date.

DCA (Dollar Cost Averaging)

☐ This request is to establish the Dollar Cost Averaging option.

If DCA is selected, the Systematic Investment Form (NV2375) must be attached and completed for "Good Order."

Premium Allocation

! Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! **Total number of allocation selections may not exceed 99.**

! Certain broker-dealers may limit the Investment Divisions and Fixed Account Options available under the Contract. Please see Client Acknowledgments on page 12.

%	Traditional Investments – Equity Investments
	JNL® Multi-Manager Mid Cap (663)
	JNL Multi-Manager Small Cap Growth (116)
	JNL Multi-Manager Small Cap Value (208)
	JNL/American Funds® Balanced (150)
	JNL/American Funds Blue Chip Income and Growth (339)
	JNL/American Funds Growth (395)
	JNL/American Funds Growth-Income (342)
	JNL/AQR Large Cap Defensive Style (699)
	JNL/BlackRock Large Cap Select Growth (102)
	JNL/ClearBridge Large Cap Growth (364)
	JNL/DFA U.S. Core Equity (115)
	JNL/DFA U.S. Small Cap (612)
	JNL/Franklin Templeton Growth Allocation (062)
	JNL/Franklin Templeton Income (075)

%	Traditional Investments – Equity Investments (cont. from previous column)
	JNL/Franklin Templeton Mutual Shares (064)
	JNL/Invesco Diversified Dividend (365)
	JNL/Invesco Small Cap Growth (195)
	JNL/JPMorgan MidCap Growth (101)
	JNL/The London Company Focused U.S. Equity (639)
	JNL/Mellon Dow℠ Index (145)
	JNL/Mellon Equity Income (606)
	JNL/Mellon Nasdaq® 100 Index (222)
	JNL/Mellon S&P 400 MidCap Index (124)
	JNL/Mellon S&P 500 Index (123)
	JNL/Mellon S&P 1500 Growth Index (366)
	JNL/Mellon S&P 1500 Value Index (367)
	JNL/Mellon Small Cap Index (128)

%	Traditional Investments – Equity Investments (cont. from previous column)
	JNL/MFS Mid Cap Value (207)
	JNL/PPM America Mid Cap Value (293)
	JNL/PPM America Value Equity (106)
	JNL/T. Rowe Price Established Growth (111)
	JNL/T. Rowe Price Mid-Cap Growth (112)
	JNL/T. Rowe Price Value (149)

PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7.

NVDA 775 04/19 Page 5 of 13 **NV775 06/19**

LONG-TERM SMART

Premium Allocation (continued from page 5)

Total number of allocation selections may not exceed 99.

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

%	Traditional Investments
	Equity Investments (cont. from previous page)
	JNL/Vanguard® Capital Growth (373)
	JNL/Vanguard Equity Income (374)
	JNL/Vanguard U.S. Stock Market Index (668)
	JNL/WMC Balanced (104)
	JNL/WMC Value (179)

%	Traditional Investments
	International
	JNL/American Funds Capital Income Builder (685)
	JNL/American Funds Global Growth (638)
	JNL/American Funds Global Small Capitalization (341)
	JNL/American Funds International (343)
	JNL/American Funds New World (344)
	JNL/BlackRock Advantage International (700)
	JNL/Causeway International Value Select (126)
	JNL/DFA International Core Equity (701)
	JNL/Franklin Templeton Global (069)
	JNL/Franklin Templeton International Small Cap (250)
	JNL/GQG Emerging Markets Equity (675)
	JNL/Harris Oakmark Global Equity (656)
	JNL/Invesco China-India (273)
	JNL/Invesco International Growth (113)
	JNL/Lazard Emerging Markets (077)
	JNL/Lazard International Strategic Equity (630)
	JNL/Mellon Emerging Markets Index (349)
	JNL/Mellon International Index (129)

%	Traditional Investments
	International (cont. from previous column)
	JNL/Mellon MSCI World Index (183)
	JNL/Oppenheimer Global Growth (173)
	JNL/Vanguard International (375)
	JNL/Vanguard International Stock Market Index (670)
	JNL/WCM Focused International Equity (640)

%	Traditional Investments
	Sector
	JNL/Mellon Communication Services Sector (191)
	JNL/Mellon Consumer Discretionary Sector (185)
	JNL/Mellon Consumer Staples Sector (368)
	JNL/Mellon Energy Sector (190)
	JNL/Mellon Financial Sector (189)
	JNL/Mellon Healthcare Sector (188)
	JNL/Mellon Industrials Sector (369)
	JNL/Mellon Information Technology Sector (187)
	JNL/Mellon Materials Sector (370)
	JNL/Mellon Real Estate Sector (371)
	JNL/Mellon Utilities Sector (635)

%	Traditional Investments
	Specialty
	JNL/DoubleLine® Shiller Enhanced CAPE® (659)
	JNL/Mellon Index 5 (242)
	JNL/Mellon MSCI KLD 400 Social Index (667)
	JNL/Morningstar Wide Moat Index (690)
	JNL/RAFI® Fundamental Asia Developed (298)
	JNL/RAFI® Fundamental Europe (299)
	JNL/RAFI® Fundamental U.S. Small Cap (702)
	JNL/RAFI® Multi-Factor U.S. Equity (703)
	JNL/S&P 4 (292)
	JNL/S&P Competitive Advantage (274)
	JNL/S&P Dividend Income & Growth (278)
	JNL/S&P International 5 (654)
	JNL/S&P Intrinsic Value (279)
	JNL/S&P Mid 3 (363)
	JNL/S&P Total Yield (280)

%	Traditional Investments
	Fixed Income
	JNL/American Funds Global Bond (340)
	JNL/Crescent High Income (660)
	JNL/DoubleLine® Core Fixed Income (127)
	JNL/DoubleLine® Emerging Markets Fixed Income (661)
	JNL/DoubleLine® Total Return (636)
	JNL/Fidelity Institutional Asset Management® Total Bond (110)

PREMIUM ALLOCATIONS CONTINUED ON PAGE 7.

NVDA 775 04/19 Page 6 of 13 **NV775 06/19**

LONG-TERM SMART

Premium Allocation (continued from pages 5 and 6)

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

Total number of allocation selections may not exceed 99.

%	Traditional Investments
	Fixed Income (cont. from previous page)
	JNL/Franklin Templeton Global Multisector Bond (348)
	JNL/JPMorgan U.S. Government & Quality Bond (109)
	JNL/Mellon Bond Index (133)
	JNL/Neuberger Berman Strategic Income (361)
	JNL/PIMCO Income (372)
	JNL/PIMCO Investment Grade Credit Bond (604)
	JNL/PIMCO Real Return (078)
	JNL/PPM America Floating Rate Income (346)
	JNL/PPM America High Yield Bond (136)
	JNL/PPM America Total Return (662)
	JNL/T. Rowe Price Short-Term Bond (076)
	JNL/Vanguard Global Bond Market Index (671)
	JNL/WMC Government Money Market (107)

%	Alternative Investments
	Alternative Assets
	JNL/BlackRock Global Natural Resources (066)
	JNL/First State Global Infrastructure (347)
	JNL/Heitman U.S. Focused Real Estate (687)
	JNL/Invesco Global Real Estate (206)

%	Alternative Strategies
	JNL/AQR Large Cap Relaxed Constraint Equity (068)
	JNL/Boston Partners Global Long Short Equity (653)
	JNL/Eaton Vance Global Macro Absolute Return Advantage (629)

%	Alternative Strategies (cont. from previous column)
	JNL/FAMCO Flex Core Covered Call (398)
	JNL/JPMorgan Hedged Equity (688)
	JNL/Neuberger Berman Currency (614)
	JNL/Nicholas Convertible Arbitrage (603)
	JNL/Westchester Capital Event Driven (658)

%	Tactically Managed Strategies
	JNL iShares Tactical Moderate (389)
	JNL iShares Tactical Moderate Growth (390)
	JNL iShares Tactical Growth (391)
	JNL/BlackRock Global Allocation (345)
	JNL/FPA + DoubleLine® Flexible Allocation (305)
	JNL/JPMorgan Global Allocation (644)
	JNL/T. Rowe Price Capital Appreciation (637)

%	Asset Allocation
	JNL Conservative Allocation (380)
	JNL Moderate Allocation (381)
	JNL Moderate Growth Allocation (070)
	JNL Growth Allocation (071)
	JNL Aggressive Growth Allocation (072)
	JNL Institutional Alt 25 (301)
	JNL Institutional Alt 50 (303)

%	Asset Allocation (cont. from previous column)
	JNL/American Funds Moderate Growth Allocation (357)
	JNL/American Funds Growth Allocation (358)
	JNL/DFA Moderate Growth Allocation (665)
	JNL/DFA Growth Allocation (664)
	JNL/S&P Managed Conservative (227)
	JNL/S&P Managed Moderate (226)
	JNL/S&P Managed Moderate Growth (117)
	JNL/S&P Managed Growth (118)
	JNL/S&P Managed Aggressive Growth (119)
	JNL/Vanguard Moderate ETF Allocation (672)
	JNL/Vanguard Moderate Growth ETF Allocation (673)
	JNL/Vanguard Growth ETF Allocation (674)

%	Fixed Account Options
	1-Year (041)
	3-Year (043)
	5-Year (045)
	7-Year (047)

NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

NVDA 775 04/19 Page 7 of 13 **NV775 06/19**

LONG-TERM SMART

Add-On Guaranteed Minimum Withdrawal Benefits

- All Add-On GMWBs may not be available through all broker-dealers, and once selected cannot be changed.
- **Add-On GMWBs: Additional charges will apply. Please see the prospectus for details.**
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

May select only **one** For Life GMWB or GMWB.

LifeGuard Freedom Flex® For Life GMWB with Step-Up (Ages 35-80)

Must select **one of each** option: Lifetime Coverage, Bonus%, Income Stream, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

Bonus% Option: ☐ 5% ☐ 6% ☐ 7%[8]

Income Stream® Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Flex DB NY[1,6] For Life GMWB with 6% Bonus, Step-Up, and Highest Anniversary Value Death Benefit (Ages 35-75)

Must select **one of each** option: Income Stream and Step-Up for Good Order.

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Net® For Life GMWB with 6% Bonus, Step-Up, and Earning-Sensitive Withdrawal Amount (Ages 35-80)

Must select **one of each** option: Lifetime Coverage, Income Stream, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Accelerator℠ For Life GMWB with Deferral Credits and Annual Step-Up (Ages 45-80)

Must select **one** Lifetime Coverage Option for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

☐ **LifeGuard Freedom Accelerator DB NY**[1,6] For Life GMWB with Deferral Credits, Annual Step-Up, and Highest Anniversary Value Death Benefit (Ages 45-75)

☐ **AutoGuard® 5** [1]
5% GMWB with Annual Step-Up (Ages 0-80)

☐ **MarketGuard Stretch®** [7]
GMWB (Ages 0-80)

Original Owner's Date of Death (mm/dd/yyyy)

¹ May not be selected on beneficiary Stretches or Non-Qualified Stretches.
² Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your advisor for availability. Varying charges apply.
³ For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed.
⁴ For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed.
⁵ For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
⁶ May not be selected in combination with an Add-On Guaranteed Minimum Death Benefit on page 9.
⁷ May only be selected on beneficiary Stretches and Non-Qualified Stretches. May not be selected in combination with an Add-On Guaranteed Minimum Death Benefit on page 9.
⁸ May not be selected in combination with Joint Lifetime Coverage Option.

If electing a Guaranteed Minimum Withdrawal Benefit, please read the disclosures in the Notice to Applicant section on page 11.

Add-On Benefits are continued on page 9.

NVDA 775 04/19 Page 8 of 13 **NV775 06/19**

LONG-TERM SMART

- If no Add-On Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.
- All Add-On Benefits may not be available through all broker-dealers, and once selected cannot be changed.
- **Add-On GMDBs and Other Add-On Benefits: Additional charges will apply. Please see the prospectus for details.**
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

Add-On Guaranteed Minimum Death Benefits

May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB NY, LifeGuard Freedom Accelerator DB NY or MarketGuard Stretch on page 8.

☐ **Highest Anniversary Value Guaranteed Minimum Death Benefit** (Ages 0-79)

Other Add-On Benefits

Withdrawal Options

☐ **4-Year Withdrawal Charge Schedule** [1, 2] (Ages 0-85)

[1] If selected, Premium payments will not be accepted after the first Contract Year.

[2] Notice to Advisor only: If selected, all Program Options may not be available.

- **If no election is made, Jackson of NY will default to "No."**
- This authorization is not extended to Authorized Callers.

Telephone/Electronic Authorization

By checking "Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Advisor, subject to Jackson of NY's administrative procedures.

Do you consent to Telephone/Electronic Transfer Authorization? ☐ **Yes** ☐ **No**

Jackson of NY has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson of NY fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson of NY, its affiliates, subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us).

- This authorization is not extended to Telephone/ Electronic Authorization.

Authorized Caller

If you want to authorize an individual other than your Advisor to receive Contract information via telephone and/or in writing, please list that individual's information here.

First Name	Middle Name	Last Name

Social Security Number	Date of Birth (mm/dd/yyyy)

NVDA 775 04/19 Page 9 of 13 **NV775 06/19**

LONG-TERM SMART Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of Documents? Yes No of NY will default to Check the box(es) next to the types of documents you wish to receive electronically. If Electronic " No." Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports "ALL DOCUMENTS" Transaction confirmations Other Contract-related correspondence currently excludes quarterly statements My email address is: and tax documents. I (We) will notify the company of any new email address. Please provide one email This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of address and a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to print clearly. electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or If you authorize request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Electronic Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for Delivery but do electronic delivery of Contract-related correspondence. not provide an email address or the address The computer hardware and software requirements that are necessary to receive, process and retain electronic is illegible, communications that are subject to this consent are as follows: To view and download material electronically, you Electronic must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't Delivery will already have Adobe Acrobat Reader, you can download it free from www.adobe.com. not be initiated. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. NVDA 775 04/19 Page 10 of 13 NV775 06/19

LONG-TERM SMART Notice to Applicant This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Please note the following applies to all Guaranteed Minimum Withdrawal Benefits elected on page 8. A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for Owners whose primary objective is to take maximum advantage of the tax deferral available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to Required Minimum Distributions (RMDs) imposed by the IRS. Some withdrawals necessary to satisfy RMDs may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of RMDs. Please consult a tax advisor. If you make subsequent Premium payments, we will allocate them in the same way as your Contract's first Premium payment unless you tell us otherwise. Please refer to the current prospectus for complete information regarding your elected GMWB, including how additional Premium payments increase your Guaranteed Withdrawal Balance (GWB), as each GMWB works differently. Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount (GAWA) and GWB. You may not be able to change the Owner, Joint Owner, Annuitants, or primary spousal Beneficiary, depending on which GMWB you have selected. Jackson of NY reserves the right to increase the GMWB charge in the future. Please refer to the current prospectus for complete information regarding future GMWB charge increases. NVDA 775 04/19 Page 11 of 13 NV775 06/19

LONG-TERM SMART Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. 10. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. 12. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson of NY to accept any electronic signature that I may make to this application. 13. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) advisor and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required replacement forms must be signed on or Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed before the application signature date. Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) NVDA 775 04/19 Page 12 of 13 NV775 06/19

LONG-TERM SMART

Advisor Acknowledgments

By signing this form, I certify that:

1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.
5. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election.

- **Program Options Note:** If no option is indicated, the designated default will be used.
- All Advisor certifications, licenses and trainings must be completed prior to application execution.
- If Percentage is left blank, all Advisors will receive equal shares.

Advisor #1 Signature ____ **Date Signed** (mm/dd/yyyy) ____ **Jackson of NY Advisor No.** ____

First Name ____ Middle Name ____ Last Name ____

Email Address (print clearly) ____ Business Phone Number (include area code) ____ Extension ____

Program Options ☐ A ☐ B ☐ C ☐ D ☐ E Percentage ____ %

If more than one Advisor is participating in a Program Option on this case, please provide the additional Advisor names, Jackson of NY Advisor numbers and percentages for each (Advisor # 1-4 totaling 100%).

Advisor Name	Jackson of NY Advisor No.	Percentage
Advisor Name # 2		%
Advisor Name # 3		%
Advisor Name # 4		%

Not FDIC/NCUA Insured • Not Bank/CU guaranteed • May lose value
Not a deposit • Not insured by any federal agency

NVDA 775 04/19 Page 13 of 13 **NV775 06/19**